SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 14, 2006

SILICON GRAPHICS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Crittenden Lane Mountain View, CA	94043-1351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 960-1980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 14, 2006, Silicon Graphics, Inc. (the “Company”) entered into a Termination Agreement and General Release (the “Termination Agreement”) with Mr. Robert R. Bishop, the Company’s former Chief Executive Officer and Chairman of the Board and current Vice Chairman of the Board, and sent to him a severance letter (the “Severance Letter”), pursuant to which Mr. Bishop resigned as an employee of the Company effective April 14, 2006 and received his Notice of Termination Date of June 13, 2006 (“Termination Date”). In connection with his departure from the Company, Mr. Bishop will receive his base salary and benefits for the 60-day period from April 14, 2006 until his Termination Date, and, in exchange for entering into the Termination Agreement, which contains a general release by Mr. Bishop of his claims against the Company, he will also receive as severance benefits his base salary for 24 weeks following his Termination Date in accordance with the Company’s Vice President Severance Benefits Plan. Pursuant to the Termination Agreement, Mr. Bishop is not permitted to solicit employees of the Company for employment by himself or anyone else during the six-month period following April 14, 2006 and remains subject to his Proprietary Information and Inventions Agreement.

The foregoing description of the Termination Agreement and the Severance Letter are qualified in their entirety by reference to the Termination Agreement and the Severance Letter, which are incorporated herein by reference and attached hereto as Exhibits 10.1 and 10.2, respectively.

On April 17, 2006, the Company amended the terms of its employment agreement (the “Amended Employment Agreement”) and the restricted stock agreement (the “Restricted Stock Agreement”) with its Chief Executive Officer and Chairman of the Board, Dennis McKenna, to provide that his unvested restricted stock granted under his employment agreement and restricted stock agreement will no longer vest quarterly over 2 years from the original Grant Date of February 1, 2006 but now the first three quarterly installments will vest on December 31, 2006 and the remaining quarterly installments shall vest as originally provided beginning on February 1, 2007.

The foregoing description of the Amended Employment and the Amended Restricted Stock Agreement are qualified in their entirety by reference to the Amended Employment and the Amended Restricted Stock Agreement, which are incorporated herein by reference and attached hereto as Exhibits 10.3 and 10.4, respectively.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Termination Agreement between Silicon Graphics, Inc. and Robert R. Bishop dated April 14, 2006.

10.2	Severance Letter from Silicon Graphics, Inc. to Robert R. Bishop dated April 14, 2006.

10.3	Amended Employment Agreement between Silicon Graphics, Inc. and Dennis McKenna dated April 17, 2006.

10.4	Amended Restricted Stock Agreement between Silicon Graphics, Inc. and Dennis McKenna dated April 17, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silicon Graphics, Inc.

Dated: April 20, 2006	By:	/s/ Barry Weinert
Barry Weinert
Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Termination Agreement between Silicon Graphics, Inc. and Robert R. Bishop dated April 14, 2006.

10.2	Severance Letter from Silicon Graphics, Inc. to Robert R. Bishop dated April 14, 2006.

10.3	Amended Employment Agreement between Silicon Graphics, Inc. and Dennis McKenna dated April 17, 2006.

10.4	Amended Restricted Stock Agreement between Silicon Graphics, Inc. and Dennis McKenna dated April 17, 2006.

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